UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2023

CYREN LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-26495	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim St., 5th Floor Herzliya, Israel	4672561
(Address of Principal Executive Offices)	(Zip Code)

011–972–9–863–6888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value ILS 3.0 per share	CYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03 Bankruptcy or Receivership.

Following the Company’s unsuccessful efforts to sell its assets or raise more capital to continue its operations, on February 20, 2023, the board of directors of Cyren Ltd. (the “Company”) reached the conclusion that the Company is insolvent and lacks the funds to continue as a going concern. Accordingly, the Company’s board of directors resolved to cease all activities of the Company and its subsidiaries, terminate the employment of all remaining employees of the Company and its subsidiaries, apply for liquidation procedures of the Company in Israel by appointment of a third-party trustee, in accordance with applicable law, and commence applicable liquidation, assignment and/or insolvency proceedings for each of the subsidiaries of the Company.

The Company intends to commence a voluntary bankruptcy proceeding in Israel by filing an insolvency application with the Tel Aviv District Court. The Company also approved (i) its US subsidiary, Cyren, Inc. commencing a general assignment for the benefit of creditors and (ii) the commencement of liquidation proceedings by its subsidiaries in the United Kingdom, Germany and Iceland in accordance with the applicable laws of those jurisdictions.

The Company has notified Nasdaq of the foregoing and expects that its ordinary shares will cease trading on Nasdaq upon such date that Nasdaq determines, and that Nasdaq will subsequently file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist the Company’s ordinary shares. The Company expects to cease reporting as a public reporting company.

The Company cautions that trading in its ordinary shares is highly speculative and poses substantial risks. Trading prices may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities.

A copy of the press release issued by the Company on February 22, 2023 announcing the winding down of its business is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Company’s filing for insolvency proceedings accelerates the obligations, among other things, under the following instruments:

●   the Company’s 5.75% Convertible Debentures due March 19, 2024 (the “Convertible Debentures”). Holders of the Convertible Debentures have a right to declare an event of default. Following an event of default under the Convertible Debentures, the Convertible Debentures would become the immediately due and payable. As of the date hereof, the aggregate outstanding principal amount, plus accrued and unpaid interest and other amounts owed in respect thereof, owed to all purchasers under the Convertible Debentures is approximately $9.2 million.

●   the Company’s lease agreement for its principal executive office in Herzilya, Israel (the “Lease”). An event of default under the Lease entitles the landlord to pursue certain remedies, as described in the Lease. According to a notice received from the landlord under the Lease, the total amount of remaining obligations claimed to be remaining under the Lease is approximately ILS 2.9 million (New Israeli Shekel).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2023, the board of directors of the Company terminated without cause (i) Brett Jackson, Chief Executive Officer of the Company, (ii) Jeffrey Dauer, Chief Financial Officer of the Company, and (iii) Brian Dunn, General Counsel of the Company, effective as of the appointment by the Israeli court of a liquidating trustee. In addition, each of the Company’s directors, Hila Karah, James Hamilton, David Earhart, John Becker, Cary Davis, Lauren Zletz and Brett Jackson will cease to be directors of the Company effective as of the date of the appointment by the Israeli court of a liquidating trustee.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the SEC, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits.

99.1	Press Release issued by Cyren Ltd. on February 22 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYREN LTD.
Dated: February 22, 2023
	By:	/s/ Brian Dunn
	Name:	Brian Dunn
	Title:	General Counsel

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